BROADRIDGE FINANCIAL SOLUTIONS INC.

TOUCH TONE VOTING SCRIPT

SINGLE, NON-DIRECTOR PROPOSAL

(888) 221-0697

OPENING:

When connected to the toll-free number, shareholder will hear:

“Welcome.  Please enter the control number labeled as such or located in the box indicated by an arrow on the upper portion of your proxy card.”

When shareholder enters the control number, he/she will hear:

“To vote as the ** Board recommends, press 1 now.  To vote otherwise, press 0 now.”

OPTION 1: VOTING AS MANAGEMENT RECOMMENDS

If shareholder elects to vote as management recommends on all proposals, he/she will hear:

“You have voted as the Board recommended.  If this is correct, press 1.  If incorrect, press 0.”

If the shareholder presses 1, he/she will hear:

“If you have received more than one proxy card, you must vote each card separately.  If you would like to vote another proxy, press 1 now.  To end this call, press 0 now.”

If shareholder presses 0 to indicate an incorrect vote, he/she will hear:

“To vote as the ** Board recommends, press 1 now.  To vote otherwise, press 0 now.”

If shareholder elects to vote another proxy, he/she is returned to the “Please enter the control number” speech (above). If shareholder elects to end the call, he/she will hear:

“Thank you for voting.”

Call is terminated.

MANAGEMENT INFORMATION SERVICES

6/24/2008

OPTION 2: VOTING OTHERWISE

If shareholder elects to vote the proposal separately, he/she will hear:

“Proposal 1:          To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.”

When the shareholder has finished voting on Proposal 1, he/she will hear:

“Your vote has been cast as follows (vote is given). If this is correct, press 1. If incorrect, press 0.”

If the shareholder presses 1, he/she will hear:

“If you have received more than one proxy card, you must vote each card separately.  If you would like to vote another proxy, press 1 now.  To end this call, press 0 now.”

If shareholder presses 0 to indicate an incorrect vote, he/she will hear:

“To vote as the ** Board recommends, press 1 now.  To vote otherwise, press 0 now.”

If shareholder elects to vote another proxy, he/she is returned to the “Please enter the control number” speech (above). If shareholder elects to end the call, he/she will hear:

“Thank you for voting.”

Call is terminated.